SUNAMERICA INCOME FUNDS

        Supplement to the Prospectus dated July 29, 1996


    The following should be inserted after the first sentence of the second paragraph under the subheading entitled "Class
    A Shares" on page 20 of the Prospectus:

         In addition, shares may be purchased at net asset value, without payment of a sales charge, by employee benefit plans qualified under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other funds in the SunAmerica Family of Mutual Funds) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or
              (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account.




    June 6, 1997